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                                                                    EXHIBIT 23.1

                        CONSENT OF INDEPENDENT AUDITORS

   We consent to the incorporation by reference in Registration Statements No. 333-12503, No. 333-52631, No. 333-62333 and No. 333-72149 of E*TRADE Group,
Inc. on Form S-8 and Registration Statement No. 333-86925 of E*TRADE Group, Inc. on Form S-3 of our report dated October 13, 1999 appearing in this Annual Report on Form 10-K of E*TRADE Group, Inc. for the year ended September 30, 1999.


/s/ Deloitte & Touche LLP

San Jose, California
October 22, 1999